Exhibit 10.73
                                                                      No._____

                                 HOSTPRO, INC.

                          2000 EQUITY INCENTIVE PLANS

                             NOTICE OF GRANT FORM

     This Notice of Grant (the "Agreement") is made and entered into as of the date of grant set forth below (the "Date of Grant") by and between HostPro, Inc., a Delaware corporation (the "Company"), and the participant named below (the "Participant"). Capitalized terms not defined herein shall have the meaning ascribed to them in the Company's 2000 Equity Incentive Plan.

Participant:                  __________________________________

Address:                      __________________________________
                              __________________________________

Total Option Shares:          __________________________________

Exercise Price Per Share:     __________________________________

Date of Grant:                __________________________________

First Vesting Date:           __________________________________

Expiration Date:              __________________________________
                              (unless earlier terminated under Section 5.6 of
                              the Plan)
Type of Stock Option
(Check one):                  [_] Incentive Stock Option,
                                  to the maximum extent permitted by law
                              [_] Nonqualified Stock Option

     1.  Grant of Option.  The Company hereby grants to Participant an option
         ---------------
(this "Option") to purchase the total number of shares of Common Stock, .01 par value, of the Company set forth above as Total Option Shares (the "Shares") at the Exercise Price Per Share set forth above (the "Exercise Price"), subject to all of the terms and conditions of this Agreement and the Plan. If designated as an Incentive Stock Option above, the Option is intended to qualify as an "incentive stock option" (the "ISO") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     2.  Exercise Period.
         ---------------

         2.1  Exercise Period of Option.  Provided Participant continues to
              -------------------------
provide services to the Company or any Subsidiary or Parent of the Company or to Micron Technology, the Option will become vested and exercisable as to portions of the Shares as follows: (i) this

                                                    Plan II HostPro Optionee NOG

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Option shall not vest nor be exercisable with respect to any of the Shares until the First Vesting Date set forth on the first page of this Agreement (the "First Vesting Date") (ii) on the First Vesting Date the Option will become vested and exercisable as to twenty-five percent (25%) of the Shares; and (iii) thereafter at the end of each full succeeding month the Option will become vested and exercisable as to 2.08333% of the Shares until the Shares are vested with respect to one hundred percent (100%) of the Shares. If application of the vesting percentage causes a fractional share, such share shall be rounded down to the nearest whole share for each month except for the last month in such vesting period, at the end of which last month this Option shall become exercisable for the full remainder of the Shares. Subject to earlier termination of the Option as provided herein, this Option may not be exercised prior to the earlier of (i) issue to the public of shares of Common Stock pursuant to a Form S-1 Registration Statement under the Securities Act of 1933, as amended (the "IPO") or (ii) five (5) years from the date such Option is granted; provided that any Option granted to a resident of California who is not an officer or director of the Company shall become exercisable at the rate of no less than twenty percent (20%) per year over five (5) years from the date such Option is granted.

          2.2  Vesting of Options.  Shares that are vested pursuant to the
               ------------------
schedule set forth in Section 2.1 are "Vested Shares." Shares that are not vested pursuant to the schedule set forth in Section 2.1 are "Unvested Shares."

          2.3  Expiration.  The Option shall expire on the Expiration Date set
               ----------
forth above or earlier as provided in Section 3 below or pursuant to Section 5.6 of the Plan.

     3.   Termination.
          -----------

          3.1  Termination for Any Reason Except Death, Disability or Cause.  If
               ------------------------------------------------------------
Participant is Terminated for any reason other than death, Disability or for Cause, then the Participant may exercise such Participant's Options only to the extent that such Options are exercisable upon the Termination Date or as otherwise determined by the Committee. Such Options must be exercised by the Participant, if at all, as to all or some of the Vested Shares calculated as of the Termination Date or such other date determined by the Committee, within thirty (30) days after the Termination Date but in any event, no later than the expiration date of the Options.

          3.2  Termination Because of Death or Disability.  If Participant is
               ------------------------------------------
Terminated because of Participant's death or Disability (or the Participant dies within thirty (30) days after a Termination other than for Cause), then Participant's Options may be exercised only to the extent that such Options are exercisable by Participant on the Termination Date or as otherwise determined by the Committee. Such options must be exercised by Participant (or Participant's legal representative or authorized assignee), if at all, as to all or some of the Vested Shares calculated as of the Termination Date or such other date determined by the Committee, within twelve (12) months after the Termination Date but in any event no later than the expiration date of the Options.

          3.3  Termination for Cause.  If Participant is terminated for Cause,
               ---------------------
then Participant's Options shall expire on such Participant's Termination Date, or at such later time and on such conditions as are determined by the Committee.

          3.4  Extension of Time to Exercise Following Spinoff or Corporate
               ------------------------------------------------------------
Transaction or Change of Control.  Notwithstanding anything in the Plan or in
--------------------------------
this Section 3 to the contrary, if (i) a Participant is employed by Micron Electronics or Micron Technology immediately preceding a Spinoff or (ii) a Participant's Options accelerate pursuant to Section 5 hereof, then such Options may be exercised within one year following the later of (A) such Spinoff or acceleration or (B) the registration under the Securities Act of the Shares or any substituted stock underlying such Options.

          3.5  No Obligation to Employ.  Nothing in the Plan or this Agreement
               -----------------------
shall confer on Participant any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without Cause.

          3.6  Confidentiality.  Participant agrees that  information regarding
               ---------------
this Option, including, but not limited to, the issuance of the Option to Participant and the number of Shares subject to the Option, is Company confidential information, and is subject to Participant's obligations to maintain such information in confidence. Participant agrees not to disclose such information to any third party, except to his or her immediate family members, accountants, financial advisors and attorneys (each of whom shall be informed of the confidential nature of the information and agree not to disclose the information to any third party), or as required by law. Participant agrees that the Committee may, at its discretion, immediately terminate all or part of this Option if Participant violates this Section 3.6.

     4.   Manner of Exercise.
          ------------------

          4.1  Stock Option Exercise Agreement.  To exercise this Option,
               -------------------------------
Participant (or in the case of exercise after Participant's death or incapacity, Participant's executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in such form as may be approved by the Committee from time to time (the "Exercise Agreement"), which shall set forth, inter alia, (i) Participant's election to
                                    ----- ----
exercise the Option, (ii) the number of Shares being purchased, (iii) any restrictions imposed on the Shares and (iv) any representations, warranties and agreements regarding Participant's investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than Participant exercises the Option, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise the Option and such person shall be subject to all of the restrictions contained herein as if such person were the Participant.

          4.2  Limitations on Exercise.  The Option may not be exercised unless
               -----------------------
such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise. The Option may not be exercised as to fewer than one hundred (100) Shares unless it is exercised as to all Shares as to which the Option is then exercisable.

          4.3  Payment.  The Exercise Agreement shall be accompanied by full
               -------
payment of the Exercise Price for the shares being purchased in cash (by check), or where permitted by law:

          (a) by cancellation of indebtedness of the Company to the Participant;

          (b) by surrender of shares of the Company's Common Stock that (i) either (A) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (B) were obtained by Participant in the open public market; and (ii) are clear of all liens, claims, encumbrances or security interests;

          (c) by waiver of compensation due or accrued to Participant for services rendered;

          (d) provided that a public market for the Company's stock exists: (i) through a "same day sale" commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased sufficient to pay for the total Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company, or (ii) through a "margin" commitment from Participant and an NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the total Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company; or

          (e)  any other form of consideration approved by the Committee; or

          (f)  by any combination of the foregoing.

          4.4  Tax Withholding.  Prior to the issuance of the Shares upon
               ---------------
exercise of the Option, Participant must pay or provide for any applicable federal, state and local withholding obligations of the Company. If the Committee permits, Participant may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain the minimum number of Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld; but in no event will the Company withhold Shares if such withholding would result in adverse accounting consequences to the Company. In such case, the Company shall issue the net number of Shares to the Participant by deducting the Shares retained from the Shares issuable upon exercise.

          4.5  Issuance of Shares.  Provided that the Exercise Agreement and
               ------------------
payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Participant, Participant's authorized assignee, or Participant's legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.


     5.   CORPORATE TRANSACTIONS.
          ----------------------

          (a)  Assumption or Replacement of Options by Successor.  In the event
               -------------------------------------------------
of (i) a dissolution or liquidation of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Options granted under the Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (iii) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, or (iv) the sale of substantially all of the assets of the Company (each, a "Corporate Transaction"), any or all outstanding Options may be assumed, converted or replaced by the successor or acquiring corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor or acquiring corporation may substitute equivalent Options or provide substantially similar consideration to Participants as was provided to shareholders (after taking into account the existing provisions of the Options). The successor or acquiring corporation may also issue, in place of outstanding unvested Shares of the Company held by the Participants, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. Notwithstanding anything in this Section 5(a) to the contrary, in the event that (i) a Participant is Terminated by the Company other than for Cause within one (1) year following the date of (A) a Corporate Transaction or (B) a Change in Control of Micron Electronics prior to a Spinoff, (ii) a Participant is employed by Micron Electronics or Micron Technology immediately prior to a Spinoff or at the time that the Company ceases to be a Subsidiary, (iii) a Participant is employed by Micron Electronics or Micron Technology on the date of a Corporate Transaction and the Corporate Transaction occurs prior to a Spinoff or (iv) a Participant is Terminated by Micron Electronics other than for Cause within one (1) year following a Change in Control of Micron Electronics, then the vesting and exercisability of the unvested or unexercisable portion of all outstanding Options held by such Participant will accelerate as to 100% of the unvested Shares held by such Participant upon the occurrence of such event. In addition, in the case of a Participant employed by Micron Electronics or Micron Technology, (x) the vesting and exercisability of 50% of the unvested or unexercisable portion of any outstanding Options held by such Participant will accelerate on the liquidation of the Company into or the merger or consolidation of the Company with Micron Electronics following a sale or disposition of substantially all of the personal computer assets of Micron Electronics and the remaining 50% of such unvested or unexercisable portion of any outstanding Option will become fully vested and exercisable one year thereafter and (y) the vesting and exercisability of all unvested and unexercisable Options held by such Participant shall become fully vested and exercisable on the sale or disposition of substantially all of the personal computer assets of Micron Electronics followed within one (1) year by the Participant's Termination by Micron Electronics other than for Cause.

          In the event such successor or acquiring corporation (if any) refuses to assume or substitute Options, as provided above, pursuant to a Corporate Transaction described in this Subsection 5(a), then notwithstanding any other provision in the Plan or Notice of Grant to the contrary, the vesting of such Options will accelerate and the Options will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Committee determines, and if such Options are not exercised prior to the consummation of the Corporate Transaction, they shall terminate in accordance with the provisions of the Plan. Notwithstanding anything in the Plan or the Notice of Grant to the contrary, the Committee may, in its sole discretion, provide that the vesting of any or all Options granted pursuant to the Plan will accelerate upon a Corporate Transaction described in this Section 5. If the Committee exercises such discretion with respect to Options, such Options will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines, and if such Options are not exercised prior to the consummation of the Corporate Transaction, they shall terminate at such time as determined by the Committee.

          (b) Other Treatment of Options.  Subject to any greater rights granted
              --------------------------
to Participants under the foregoing provisions of this Section 5, in the event of the occurrence of any transaction described in Section 5(a) hereof, any outstanding Options will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation or sale of assets.

          (c) Assumption of Options by the Company.  The Company, from time to
              ------------------------------------
time, also may substitute or assume outstanding options granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (i) granting an option under this Plan in substitution of such other company's option or (ii) assuming such option as if it had been granted under this Plan if the terms of such assumed option could be applied to an option granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed option would have been eligible to be granted an option under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an option granted by another company, the terms and conditions of such option will remain unchanged (except that the exercise price and the number and nature of shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new option rather than assuming an existing option, such new option may be granted with a similarly adjusted Exercise Price.

     6.  Notice of Disqualifying Disposition of ISO Shares.  If the Option is an
         -------------------------------------------------
ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Date of Grant, and (ii) the date one (1) year after transfer of such Shares to Participant upon exercise of the Option, Participant shall immediately notify the Company in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant from the early disposition by payment in cash or out of the current wages or other compensation payable to Participant.

     7.  Compliance with Laws and Regulations.  The exercise of the Option and
         ------------------------------------
the issuance and transfer of Shares shall be subject to compliance by the Company and Participant with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer. Participant understands that the Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.

     8.  Nontransferability of Option.
         ----------------------------

         8.1   Nontransferability of Option.  The Option may not be transferred
               ----------------------------
in any manner other than by will or by the laws of descent and distribution or as determined by the Committee. The terms of the Option shall be binding upon the executors, administrators, successors and assigns of Participant.

         8.2   All Options other than NQSO's.  All Options other than NQSO's
               ------------------------------
shall be exercisable: (i) during the Participant's lifetime, only by (A) the Participant, or (B) the Participant's guardian or legal representative; and (ii) after Participant's death, by the legal representative of the Participant's heirs or legatees.

         8.3   NQSOs.  Unless otherwise restricted by the Committee, an NQSO
               -----
shall be exercisable: (i) during the Participant's lifetime only by (A) the Participant, (B) the Participant's guardian or legal representative, (C) a Family Member of the Participant who has acquired the NQSO by "permitted transfer;" and (ii) after Participant's death, by the legal representative of the Participant's heirs or legatees. "Permitted transfer" means, as authorized by this Plan and the Committee in an NQSO, any transfer effected by the Participant during the Participant's lifetime of an interest in such NQSO but only such transfers which are by gift or domestic relations order. A permitted transfer does not include any transfer for value and neither of the following are transfers for value: (a) a transfer of under a domestic relations order in settlement of marital property rights or (b) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members or the Participant in exchange for an interest in that entity.

     9.  Company's Right of First Refusal.  Before any Vested Shares held by
         --------------------------------
Participant or any transferee of such Vested Shares may be sold or otherwise transferred (including without limitation a transfer by gift or operation of law), the Company and/or its assignee(s) shall have an assignable right of first refusal to purchase the Vested Shares to be sold or transferred on the terms and conditions set forth in the Exercise Agreement (the "Right of First Refusal"). The Company's Right of First Refusal will terminate when the Company's securities become publicly traded.

     10.  Tax Consequences.  Set forth below is a brief summary as of the
          ----------------
Effective Date of the Plan of some of the federal and California tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. PARTICIPANT SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

          10.1  Exercise of ISO.  If the Option qualifies as an ISO, there will
                ---------------
be no regular federal or California income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as a tax preference item for federal alternative minimum tax purposes and may subject the Participant to the alternative minimum tax in the year of exercise.

          10.2  Exercise of Nonqualified Stock Option.  If the Option does not
                -------------------------------------
qualify as an ISO, there may be a regular federal and California income tax liability upon the exercise of the Option. Participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Participant is a current or former employee of the Company, the Company may be required to withhold from Participant's compensation or collect from Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

          10.3  Disposition of Shares.  The following tax consequences may apply
                ---------------------
upon disposition of the Shares.

                (a) Incentive Stock Options.  If the Shares are held for more
                    -----------------------
than twelve (12) months after the date of purchase of the Shares pursuant to the exercise of an ISO and are disposed of more than two (2) years after the Date of Grant, any gain realized on disposition of the Shares will be treated as long term capital gain for federal and California income tax purposes. If Shares purchased under an ISO are disposed of within the applicable one (1) year or two
(2) year period, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price.

                (b) Nonqualified Stock Options.  If the Shares are held for more
                    --------------------------
than twelve (12) months after the date of purchase of the Shares pursuant to the exercise of an NQSO, any gain realized on disposition of the Shares will be treated as long term capital gain.

                (c) Withholding.  The Company may be required to withhold from
                    -----------
the Participant's compensation or collect from the Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income.

     11.  Privileges of Stock Ownership.  Participant shall not have any of the
          -----------------------------
rights of a stockholder with respect to any Shares until the Shares are issued to Participant.

     12.  Interpretation.  Any dispute regarding the interpretation of this
          --------------
Agreement shall be submitted by Participant or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Participant.

     13.  Entire Agreement.  The Plan is incorporated herein by reference.  This
          ----------------
Agreement and the Plan constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.

     14.  Notices.  Any notice required to be given or delivered to the Company
          -------
under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Participant shall be in writing and addressed to Participant at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: (i) personal delivery; (ii) three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); (iii) one (1) business day after deposit with any return receipt express courier (prepaid); or (iv) one
(1) business day after transmission by facsimile, rapifax or telecopier.

     15.  Successors and Assigns.  The Company may assign any of its rights
          ----------------------
under this Agreement including its rights to purchase Shares under the Right of First Refusal. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Participant and Participant's heirs, executors, administrators, legal representatives, successors and assigns.

     16.  Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of Delaware as such laws are applied to agreements between Delaware residents entered into and to be performed entirely within Delaware. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

     17.  Acceptance.  Participant hereby acknowledges receipt of a copy of the
          ----------
Plan and this Agreement. Participant has read and understands the terms and provisions thereof, and accepts the Option subject to all the terms and conditions of the Plan and this Agreement. Participant acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares and that Participant should consult a tax adviser prior to such exercise or disposition.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in triplicate by its duly authorized representative and Participant has executed this Agreement in triplicate, effective as of the Date of Grant.



HOSTPRO, INC.                                PARTICIPANT

By:__________________________________        ___________________________________
                                             (Signature)

_____________________________________        ___________________________________
(Please print name)                          (Please print name)

_____________________________________
(Please print title)



                  [SIGNATURE PAGE TO STOCK OPTION AGREEMENT]

                                   EXHIBIT A
                                   ---------


                    FORM OF STOCK OPTION EXERCISE AGREEMENT